EXHIBIT 99.1

Strong Demand Delivers Another Record Quarter for Stride

RESTON, Va., April 29, 2025 (GLOBE NEWSWIRE) -- Stride, Inc. (NYSE: LRN), one of the nation’s most successful technology-based education companies, today announced its results for the third fiscal quarter ended March 31, 2025.

Third Quarter Fiscal 2025 Highlights Compared to 2024

  Revenue of $613.4 million, compared with $520.8 million.
  Income from operations of $130.8 million, compared with $88.3 million.
  Net income of $99.3 million, compared with $69.7 million.
  Diluted net income per share of $2.02, compared with $1.60.
  Adjusted operating income of $141.7 million, compared with $96.4 million. (1)
  Adjusted EBITDA of $168.3 million, compared with $120.5 million. (1)

Third Quarter Fiscal 2025 Summary Financial Metrics

	Three Months Ended March 31,		Change 2025/2024
	2025	2024	$	%
	(In thousands, except percentages and per share data)
Revenues	$613,376	$520,837	$92,539	17.8%

Income from operations	130,786	88,313	42,473	48.1%
Adjusted operating income (1)	141,744	96,410	45,334	47.0%

Net income	99,346	69,687	29,659	42.6%
Net income per share, diluted	2.02	1.60	0.42	26.3%

EBITDA (1)	159,727	115,297	44,430	38.5%
Adjusted EBITDA (1)	168,275	120,547	47,728	39.6%

(1)	To supplement our financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), we also present non-GAAP financial measures including adjusted operating income (loss), EBITDA and adjusted EBITDA. Management believes that these additional measures provide useful information to investors relating to our financial performance. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below.

Nine Month Fiscal 2025 Highlights Compared to 2024

  Revenue of $1,751.7 million, compared with $1,505.9 million.
  Income from operations of $303.2 million, compared with $175.9 million.
  Net income of $236.6 million, compared with $141.4 million.
  Diluted net income per share of $4.95, compared with $3.26.
  Adjusted operating income of $335.7 million, compared with $206.0 million. (1)
  Adjusted EBITDA of $412.6 million, compared with $278.7 million. (1)

Nine Month Fiscal 2025 Summary Financial Metrics

	Nine Months Ended March 31,		Change 2025/2024
	2025	2024	$	%
	(In thousands, except percentages and per share data)
Revenues	$1,751,670	$1,505,886	$245,784	16.3%

Income from operations	303,229	175,922	127,307	72.4%
Adjusted operating income (1)	335,673	206,044	129,629	62.9%

Net income	236,621	141,401	95,220	67.3%
Net income per share, diluted	4.95	3.26	1.69	51.8%

EBITDA (1)	387,699	257,386	130,313	50.6%
Adjusted EBITDA (1)	412,621	278,658	133,963	48.1%

(1)	To supplement our financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), we also present non-GAAP financial measures including adjusted operating income (loss), EBITDA and adjusted EBITDA. Management believes that these additional measures provide useful information to investors relating to our financial performance. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below.

Revenue Data

	Three Months Ended				Nine Months Ended
	March 31,		Change 2025 / 2024		March 31,		Change 2025 / 2024
	2025	2024	$	%	2025	2024	$	%
	(In thousands, except percentages)

General Education	$370,821	$328,894	$41,927	12.7%	$1,054,542	942,135	$112,407	11.9%
Career Learning
Middle - High School	223,868	167,919	55,949	33.3%	635,832	483,972	151,860	31.4%
Adult	18,687	24,024	(5,337)	(22.2%)	61,296	79,779	(18,483)	(23.2%)
Total Career Learning	242,555	191,943	50,612	26.4%	697,128	563,751	133,377	23.7%
Total Revenues	$613,376	$520,837	$92,539	17.8%	$1,751,670	1,505,886	$245,784	16.3%

Enrollment and Revenue Per Enrollment Data

Third quarter enrollments averaged 240.2K, up 21.1% compared to 198.4K enrollments in the third quarter of fiscal year 2024. Of the total average enrollments, 98.7K were Career Learning enrollments, up 33.7% compared to 73.8K Career Learning enrollments in the third quarter of fiscal 2024.

Enrollments only include those students in full service public or private programs where Stride provides a combination of curriculum, technology, and instructional and support services, inclusive of administrative support and may include enrollments for which Stride receives no public funding or revenue. Stride does not report enrollments for our Adult Learning business.

Revenue per enrollment for the third quarter was $2,415, down slightly compared to $2,420 in the third quarter of fiscal year 2024. General Education revenue per enrollment was $2,516, up 0.4%, and Career Learning revenue per enrollment was $2,269, down 0.1%, compared to the third quarter of fiscal year 2024. If the mix of enrollments changes, our revenues will be impacted to the extent the average revenues per enrollments are significantly different.

Cash Flow and Capital Allocation

As of March 31, 2025, the Company’s cash and cash equivalents and marketable securities totaled $754.6 million, compared with $714.2 million reported at June 30, 2024.

Capital expenditures for the three months ended March 31, 2025 were $15.8 million, compared to $16.3 million in the three months ended March 31, 2024, and were comprised of $0.2 million of property and equipment, $10.0 million of capitalized software development and $5.6 million of capitalized curriculum development.

Fiscal Year 2025 Outlook

The Company is raising its revenue and adjusted operating income forecast for the full fiscal year 2025:

  Revenue in the range of $2.370 billion to $2.385 billion.
  Capital expenditures in the range of $60 million to $65 million. Note that capital expenditures include the purchase of property and equipment, and capitalized software and curriculum development costs as defined on our Statement of Cash Flows.
  Effective tax rate of 24% to 26%.
  Adjusted operating income in the range of $455 million to $465 million. (1)
(1)	In addition to providing an outlook for revenue and capital expenditures, adjusted operating income is provided as a supplemental non-GAAP financial measure as management believes that it provides useful information to our investors. A reconciliation of this non-GAAP financial measures to the most directly comparable GAAP financial measure is provided below. Please also see Special Note on Forward-Looking Statements below.

Conference Call

The Company will discuss its third quarter fiscal year 2025 financial results during a conference call scheduled for Tuesday, April 29, 2025 at 5:00 p.m. eastern time (ET).

A live webcast of the call will be available at https://events.q4inc.com/attendee/598145147. To participate in the live call, investors and analysts should dial (800) 715-9871 (domestic) or +1 (646) 307-1963 (international) and provide the conference ID number 8901384. Please access the website at least 15 minutes prior to the start of the call.

A replay of the call will be posted at https://events.q4inc.com/attendee/598145147 as soon as it is available.

About Stride Inc.

Stride Inc. (NYSE: LRN) is redefining lifelong learning with innovative, high-quality education solutions. Serving learners in primary, secondary, and postsecondary settings, Stride provides a wide range of services including K-12 education, career learning, professional skills training, and talent development. Stride reaches learners in all 50 states and over 100 countries. Learn more at stridelearning.com.

Investor Contact

Timothy Casey
Vice President, Investor Relations
Stride, Inc.
tcasey@k12.com

Special Note on Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements about future Revenue, adjusted operating income, capital expenditures and effective tax rate. All statements other than statements of historical facts contained in this press release are forward-looking statements. We have tried, whenever possible, to identify these forward-looking statements using words such as “outlook,” “anticipates,” “believes,” “estimates,” “continues,” “likely,” “may,” “opportunity,” “potential,” “projects,” “will,” “will be,” “expects,” “plans,” “intends” and similar expressions to identify forward-looking statements, whether in the negative or the affirmative. These statements reflect our current beliefs and are based upon information currently available to us. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. These risks, uncertainties, factors and contingencies include, but are not limited to: reduction of per pupil funding amounts at the schools we serve; inability to achieve a sufficient level of new enrollments to sustain our business model; limitations of the enrollment data we present, which may not fully capture trends in the performance of our business; failure to enter into new school contracts or renew existing contracts, in part or in their entirety; failure of the schools we serve or us to comply with our contracts, federal, state and local regulations, resulting in a loss of funding, an obligation to repay funds previously received, or contractual remedies; change in law, governmental policy and/or regulations; governmental investigations that could result in fines, penalties, settlements, or injunctive relief; declines or variations in academic performance outcomes of the students and schools we serve as curriculum standards, testing programs and state accountability metrics evolve; harm to our reputation resulting from poor performance or misconduct by operators or us in any school in our industry and/or in any school in which we operate; legal and regulatory challenges from opponents of virtual public education or for-profit education companies; changes in national and local economic and business conditions and other factors, such as natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments; discrepancies in interpretation of legislation by regulatory agencies that may lead to payment or funding disputes; termination of our contracts, or a reduction in the scope of services, with schools; failure to develop the Career Learning business; entry of new competitors with superior technologies and lower prices; unsuccessful integration of mergers, acquisitions and joint ventures; failure to further develop, maintain and enhance our technology, products, services and brands; inadequate recruiting, training and retention of effective teachers and employees; infringement of our intellectual property; disruptions to our Internet-based learning and delivery systems, including, but not limited to, our data storage systems and third-party cloud systems and facilities, resulting from cybersecurity attacks; misuse or unauthorized disclosure of student and personal data; failure to prevent or mitigate a cybersecurity incident that affects our systems; and risks related to artificial intelligence; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this press release is as of today’s date, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Financial Statements

The financial statements set forth below are not the complete set of Stride, Inc.’s financial statements for the three and nine months ended March 31, 2025 and are presented below without footnotes. Readers are encouraged to obtain and carefully review Stride Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, including all financial statements contained therein and the footnotes thereto, filed with the SEC, which may be retrieved from the SEC’s website at www.sec.gov or from Stride Inc.’s website at www.stridelearning.com.

STRIDE, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
	(In thousands except share and per share data)
Revenues	$613,376	$520,837	$1,751,670	$1,505,886
Instructional costs and services	364,086	319,508	1,046,670	930,495
Gross margin	249,290	201,329	705,000	575,391
Selling, general, and administrative expenses	118,504	113,016	401,771	399,469
Income from operations	130,786	88,313	303,229	175,922
Interest expense, net	(2,787)	(2,404)	(7,810)	(6,494)
Other income, net	7,360	7,678	23,469	19,381
Income before income taxes and income (loss) from equity method investments	135,359	93,587	318,888	188,809
Income tax expense	(35,450)	(24,657)	(80,088)	(48,383)
Income (loss) from equity method investments	(563)	757	(2,179)	975
Net income attributable to common stockholders	$99,346	$69,687	$236,621	$141,401
Net income attributable to common stockholders per share:
Basic	$2.31	$1.63	$5.50	$3.32
Diluted	$2.02	$1.60	$4.95	$3.26
Weighted average shares used in computing per share amounts:
Basic	43,092,682	42,684,561	42,992,727	42,581,869
Diluted	49,181,728	43,655,841	47,798,923	43,389,903

STRIDE, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
	March 31,	June 30,
	2025	2024
		(audited)
	(In thousands except share and per share data)
ASSETS
Current assets
Cash and cash equivalents	$528,547	$500,614
Accounts receivable, net of allowance of $34,680 and $31,298	699,817	472,754
Inventories, net	22,375	36,748
Prepaid expenses	49,733	29,164
Marketable securities	195,144	191,672
Other current assets	17,361	14,494
Total current assets	1,512,977	1,245,446
Operating lease right-of-use assets, net	46,011	54,503
Property and equipment, net	88,490	50,856
Capitalized software, net	76,932	81,952
Capitalized curriculum development costs, net	55,860	53,232
Intangible assets, net	52,759	60,282
Goodwill	246,676	246,676
Deferred tax asset	3,363	7,200
Deposits and other assets	124,876	120,318
Total assets	$2,207,944	$1,920,465
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$40,204	$40,970
Accrued liabilities	71,185	60,796
Accrued compensation and benefits	68,959	64,878
Deferred revenue	32,902	35,742
Current portion of finance lease liability	44,011	29,146
Current portion of operating lease liability	12,306	12,748
Total current liabilities	269,567	244,280
Long-term finance lease liability	52,763	26,452
Long-term operating lease liability	36,790	45,192
Long-term debt	415,913	414,675
Other long-term liabilities	15,539	13,841
Total liabilities	790,572	744,440
Commitments and contingencies
Stockholders’ equity
Preferred stock, par value $0.0001; 10,000,000 shares authorized; zero shares issued or outstanding	—	—
Common stock, par value $0.0001; 100,000,000 shares authorized; 48,824,622 and 48,576,164 shares issued; and 43,489,879 and 43,241,421 shares outstanding, respectively	4	4
Additional paid-in capital	724,767	720,033
Accumulated other comprehensive loss	(50)	(42)
Retained earnings	795,133	558,512
Treasury stock of 5,334,743 shares at cost	(102,482)	(102,482)
Total stockholders’ equity	1,417,372	1,176,025
Total liabilities and stockholders' equity	$2,207,944	$1,920,465

STRIDE, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	Nine Months Ended
	March 31,
	2025	2024
	(In thousands)
Cash flows from operating activities
Net income	$236,621	$141,401
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	84,470	81,464
Stock-based compensation expense	24,922	21,272
Deferred income taxes	5,655	(4,629)
Provision for credit losses	13,357	18,895
Amortization of fees on debt	1,238	1,236
Noncash operating lease expense	9,230	11,055
Other	1,712	1,444
Changes in assets and liabilities:
Accounts receivable	(240,429)	(133,144)
Inventories, prepaid expenses, deposits and other current and long-term assets	(3,643)	(2,763)
Accounts payable	(528)	(11,585)
Accrued liabilities	8,463	(9,875)
Accrued compensation and benefits	4,149	4,834
Operating lease liability	(9,583)	(11,695)
Deferred revenue and other liabilities	(1,142)	(1,315)
Net cash provided by operating activities	134,492	106,595
Cash flows from investing activities
Purchase of property and equipment	(1,350)	(1,500)
Capitalized software development costs	(28,605)	(30,130)
Capitalized curriculum development costs	(15,451)	(13,534)
Other acquisitions, loans and investments, net of distributions	(1,681)	(693)
Proceeds from the maturity of marketable securities	221,530	107,020
Purchases of marketable securities	(227,786)	(162,179)
Net cash used in investing activities	(53,343)	(101,016)
Cash flows from financing activities
Repayments on finance lease obligations	(29,957)	(32,212)
Repurchase of restricted stock for income tax withholding	(20,672)	(7,597)
Net cash used in financing activities	(50,629)	(39,809)
Net change in cash, cash equivalents and restricted cash	30,520	(34,230)
Cash, cash equivalents and restricted cash, beginning of period	500,614	410,807
Cash, cash equivalents and restricted cash, end of period	$531,134	$376,577

Reconciliation of cash, cash equivalents and restricted cash to balance sheet as of March 31st:
Cash and cash equivalents	$528,547	$376,577
Other current assets (restricted cash)	476	—
Deposits and other assets (restricted cash)	2,111	—
Total cash, cash equivalents and restricted cash	$531,134	$376,577

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with GAAP, we have presented adjusted operating income (loss), EBITDA, and adjusted EBITDA, which are not presented in accordance with GAAP.

  Adjusted operating income (loss) is defined as income (loss) from operations as adjusted for stock-based compensation and the amortization of intangible assets.
  EBITDA is defined as income (loss) from operations as adjusted for depreciation and amortization.
  Adjusted EBITDA is defined as income (loss) from operations as adjusted for stock-based compensation and depreciation and amortization.
  Adjusted EBITDA and adjusted operating income (loss) exclude stock-based compensation, which consists of expenses for stock options, restricted stock, restricted stock units, and performance stock units.

Management believes that the presentation of these non-GAAP financial measures provides useful information to investors relating to our financial performance. Adjusted operating income (loss) and Adjusted EBITDA remove stock-based compensation, which is a non-cash charge that varies based on market volatility and the terms and conditions of the awards. EBITDA and Adjusted EBITDA remove depreciation and amortization, which can vary depending upon accounting methods and the book value of assets. EBITDA and Adjusted EBITDA provide a measure of corporate performance exclusive of capital structure and the method by which assets were acquired.

Our management uses these non-GAAP financial measures:

  as additional measures of operating performance because they assist us in comparing our performance on a consistent basis; and
  in presentations to the members of our Board of Directors to enable our Board to review the same measures used by management to compare our current operating results with corresponding prior periods.

Other companies may define these non-GAAP financial measures differently and, as a result, our use of these non-GAAP financial measures may not be directly comparable to similar non-GAAP financial measures used by other companies. Although we use these non-GAAP financial measures to assess the performance of our business, the use of non-GAAP financial measures is limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP financial measure.

These non-GAAP financial measures should be considered in addition to, and not as a substitute for, revenues, income (loss) from operations, net income (loss) and net income (loss) per share or other related financial information prepared in accordance with GAAP. Adjusted EBITDA is not intended to be a measure of liquidity. You are cautioned not to place undue reliance on these non-GAAP financial measures.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below.

Third Quarter and First Nine Months of Fiscal Year 2025

Reconciliation of Income from Operations to Adjusted Operating Income

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
	(In thousands)
Income from operations	$130,786	$88,313	$303,229	$175,922
Amortization of intangible assets	2,410	2,847	7,522	8,850
Stock-based compensation expense	8,548	5,250	24,922	21,272
Adjusted operating income	141,744	96,410	335,673	206,044

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Three Months Ended March 31,		Nine Months Ended March 31,
	2025	2024	2025	2024
	(In thousands)
Net income	$99,346	$69,687	$236,621	$141,401
Interest expense, net	2,787	2,404	7,810	6,494
Other income, net	(7,360)	(7,678)	(23,469)	(19,381)
Income tax expense	35,450	24,657	80,088	48,383
(Income) loss from equity method investments	563	(757)	2,179	(975)
Depreciation and amortization	28,941	26,984	84,470	81,464
EBITDA	159,727	115,297	387,699	257,386
Stock-based compensation expense	8,548	5,250	24,922	21,272
Adjusted EBITDA	$168,275	$120,547	$412,621	$278,658

Fiscal Year 2025 Outlook

Reconciliation of Income from Operations to Adjusted Operating Income (unaudited)

	Year Ended June 30, 2025
	Low	High
	(In millions)
Income from operations	$411.2	$417.7
Stock-based compensation expense	34.0	37.0
Amortization of intangible assets	9.8	10.3
Adjusted operating income	$455.0	$465.0